                               AMENDMENT NO. 2 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 30th day of November, 1998, by and among BOLLE INC., a Delaware corporation having its chief executive office in Rye, New York (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (as defined below) (in such capacity, the "Agent"), and each of the Lenders executing and delivering a signature page hereto.


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, the Agent and the lenders from time to time party thereto (the "Lenders") have entered into that certain Second Amended and Restated Credit Agreement dated as of March 12, 1998, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of May 29, 1998 (as heretofore and hereby amended, and as from time to time further amended, modified, supplemented or restated, the "Credit Agreement"), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility; and

         WHEREAS, the Borrower and the Lenders have agreed that the Credit Agreement be amended to clarify the Consolidated Leverage Ratio financial covenant upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 11.2 is hereby amended by deleting such section in its entirety and replacing it with the following:

                           CONSOLIDATED LEVERAGE RATIO. Permit at any time
                  during any Four-Quarter Period of the Borrower ending during the periods set forth below, the Consolidated Leverage Ratio at the end of each Four-Quarter Period during such period to be greater than the ratio set forth opposite such period set forth below:

                  Closing Date through December 31, 1998           3.35 to 1.00
                  January 1, 1999 through December 30, 1999        3.00 to 1.00
                  December 31, 1999 and thereafter                 2.50 to 1.00

         3. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Amendment Agreement, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         4. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. Each Guarantor hereby acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and enforceability of the Guaranty against such Guarantor in accordance with its terms.

         5. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         6. Governing Law. This Amendment Agreement shall in all respects be governed by the laws and judicial decisions of the state of New York, without giving effect to the conflict of laws provisions thereof.

         7. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         8. Credit Agreement. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         9. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent and each of the Lenders, may not assign any rights, powers, duties or obligations hereunder.



                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                            BORROWER:

                                            BOLLE INC.



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



                                            LENDERS:

                                            NATIONSBANK, NATIONAL ASSOCIATION
                                            as Agent for the  Lenders and as a
                                            Lender


                                            By:
                                               --------------------------------
                                            Name: Susan Timmerman
                                            Title: Senior Vice President




                                 AMENDMENT NO.2
                             SIGNATURE PAGE 1 OF 2

                                            BANK BOSTON, N.A.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            CREDIT AGRICOLE INDOSUEZ


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            EUROPEAN AMERICAN BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            IMPERIAL BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            NATIONAL CITY BANK OF KENTUCKY


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                    AMENDMENT NO. 2
                                 SIGNATURE PAGE 2 OF 2